Debt and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2016
Long Term Liabilities Tables [Abstract]
DEBT AND OTHER LONG-TERM LIABILITIES

5.	DEBT AND OTHER LONG-TERM LIABILITIES:

	December 31, 2016	December 31, 2015
Total Debt:
6.125% Senior Notes due 2024	$850,000	$850,000
5.75% Senior Notes due 2018	450,000	450,000
Senior Notes issued by Ultra Resources, Inc.	1,460,000	1,460,000
Credit Agreement	999,000	630,000
Total current portion of long-term debt	3,759,000	3,390,000
Less: Deferred financing costs(1)	—	(19,447)
Less: Liabilities subject to compromise(2) (See Note 1)	(3,759,000)	—
Total current portion of long-term debt not subject to compromise	—	$3,370,553

	December 31, 2016	December 31, 2015

Other long-term obligations:
Other long-term obligations	$177,088	$165,784

Aggregate maturities of debt at December 31, 2016:(2)
2017	2018	2019	2020	2021	Beyond 5 years	Total
$3,759,000	$—	$—	$—	$—	$—	$3,759,000

(1)

A non-cash charge to write-off all of the unamortized debt issuance costs related to the unsecured Credit Agreement, the unsecured Senior Notes issued by Ultra Resources, the unsecured 2018 Senior Notes issued by the Company and the unsecured 2024 Senior Notes issued by the Company is included in Reorganization items, net in the Consolidated Statements of Operations as these debt instruments are expected to be impacted by the pendency of the Company’s chapter 11 cases.

(2)

We have significant indebtedness, all of which is included with liabilities subject to compromise at December 31, 2016 in the Consolidated Balance Sheets. Our level of indebtedness has adversely impacted and is continuing to adversely impact our financial condition. As a result of our financial condition, the defaults under our debt agreements and the risks and uncertainties surrounding our chapter 11 proceedings, substantial doubt exists that we will be able to continue as a going concern. As a result, we have classified all of our total outstanding debt as short-term.

Ultra Resources, Inc.

Bank indebtedness.    Ultra Resources, Inc. (“Ultra Resources”), a wholly owned subsidiary of the Company, is a party to the Credit Agreement. Ultra Resources’ obligations under the Credit Agreement are guaranteed by the Company and UP Energy Corporation, a wholly owned subsidiary of the Company.

Ultra Resources’ filing of the chapter 11 petitions described in Note 1 constituted an event of default that accelerated its obligations under the Credit Agreement. Other events of default are also present with respect to the Credit Agreement, including a failure to make interest payments and, as described below, a failure to deliver annual audited consolidated financial statements without a going concern qualification, a failure to meet the minimum PV-9 ratio covenant and a failure to comply with the consolidated leverage covenant in the Credit Agreement at the end of the first quarter of 2016. The Credit Agreement provides that upon the acceleration of Ultra Resources’ obligations under the Credit Agreement, the outstanding balance of loans extended under the Credit Agreement comes due, unpaid interest accrued as of the time of the acceleration comes due, and any fees or other obligations of the borrower come due. Under the Bankruptcy Code, the creditors under the Credit Agreement are stayed from taking any action against Ultra Resources or any of the other Debtors as a result of the default.

Prior to April 29, 2016, loans under the Credit Agreement bore interest, at the borrower’s option, based on (A) a rate per annum equal to the prime rate or the weighted average fed funds rate on overnight transactions during the preceding business day plus a margin based on a grid of the borrower’s consolidated leverage ratio, or (B) a base Eurodollar rate, substantially equal to the LIBOR rate, plus a margin based on a grid of the borrower’s consolidated leverage ratio.

The Credit Agreement requires us to deliver annual audited, consolidated financial statements for the Company without a “going concern” or like qualification or explanation. On March 15, 2016, we delivered an audit report with respect to the financial statements in our 2015 Annual Report on Form 10-K that included an explanatory paragraph expressing uncertainty as to our ability to continue as a “going concern.”

The Credit Agreement contains a consolidated leverage covenant, pursuant to which Ultra Resources is required to maintain a maximum ratio of its total funded consolidated debt to its trailing four fiscal quarters’ EBITDAX of 3.5 to 1.0. Based on Ultra Resources’ EBITDAX for the trailing four fiscal quarters ended March 31, 2016, we were not in compliance with this consolidated leverage covenant at March 31, 2016 (the ratio was 4.6 times at March 31, 2016).

The Credit Agreement contains a PV-9 covenant, pursuant to which Ultra Resources is required to maintain a minimum ratio of the discounted net present value of its oil and gas properties to its total funded consolidated debt of 1.5 times. We were required to report whether we were in compliance with this covenant on April 1, 2016. Based on the PV-9 of its oil and gas properties at December 31, 2015, Ultra Resources failed to comply with the PV-9 ratio covenant under the Credit Agreement (the ratio was 0.9 times at December 31, 2015).

Senior Notes.    Ultra Resources has outstanding $1.46 billion of senior notes (“Senior Notes”) which were issued pursuant to a certain Master Note Purchase Agreement dated as of March 6, 2008 (as amended, supplemented or otherwise modified, the “MNPA”). The Senior Notes rank pari passu with the Credit Agreement. Payment of the Senior Notes is guaranteed by the Company and by UP Energy Corporation. The Senior Notes are subject to representations, warranties, covenants and events of default similar to those in the Credit Agreement.

Ultra Resources’ filing of the chapter 11 petitions described in Note 1 constituted an event of default that accelerated its obligations under the MNPA and the Senior Notes. Other events of default are also present with respect to the MNPA, including a failure to comply with the consolidated leverage covenant at the end of the first quarter of 2016 and a failure to make principal and interest payments due under the Ultra Resources’ Senior Notes. The MNPA provides that upon the acceleration of Ultra Resources’ obligations under the MNPA and the Senior Notes, among other matters, the Senior Notes are deemed to have matured, the unpaid principal balance of the Senior Notes comes due, unpaid interest accrued as of the time of the acceleration comes due, and any applicable make-whole amount (as determined pursuant to the MNPA) comes due. Under the Bankruptcy Code, the creditors under the Senior Notes are stayed from taking any action against Ultra Resources or any of the other the Debtors as a result of the default.

The MNPA contains a consolidated leverage covenant, pursuant to which Ultra Resources is required to maintain a maximum ratio of its total funded consolidated debt to its trailing four fiscal quarters’ EBITDAX of 3.5 to 1.0. Based on Ultra Resources’ EBITDAX for the trailing four fiscal quarters ended March 31, 2016, we were not in compliance with this consolidated leverage covenant at March 31, 2016 (the ratio was 4.6 times at March 31, 2016).

On March 1, 2016, we failed to make an interest payment of approximately $40.0 million and a principal payment of $62.0 million, each of which was due March 1, 2016 under the terms of the Senior Notes. We entered into a forbearance agreement related to the failure to make these payments with the holders of the Senior Notes, and we filed the chapter 11 petitions without making the payments before the forbearance period expired.

Interest Expense.    No interest expense has been recognized with respect to the Credit Agreement or the Senior Notes subsequent to the Petition Date.

Ultra Petroleum Corp. Senior Notes

The Company’s filing of the chapter 11 petitions described in Note 1 constituted an event of default that accelerated the Company’s obligations under the 2024 Notes and the 2018 Notes. Additionally, other events of default, including cross-defaults, are present due to the failure to make interest payments and other matters. Under the indentures pursuant to which the 2024 Notes and the 2018 Notes, respectively, were issued, upon the acceleration of the Company’s obligations under the 2024 Notes and the 2018 Notes, among other matters, the 2024 Notes and the 2018 Notes, respectively, are deemed to have matured, the unpaid principal balance of the 2024 Notes and the 2018 Notes, respectively, comes due, unpaid interest accrued as of the time of the acceleration comes due, and any applicable premiums (as determined pursuant to the indentures) comes due. Under the Bankruptcy Code, the creditors under the 2024 Notes and the 2018 Notes are stayed from taking any action against the Debtors as a result of the default.

Senior Notes due 2024:    On September 18, 2014, the Company issued $850.0 million of 6.125% Senior Notes due 2024 (“2024 Notes”). The 2024 Notes are general, unsecured senior obligations of the Company and mature on October 1, 2024. The 2024 Notes rank equally in right of payment to all existing and future senior indebtedness of the Company and effectively rank junior to all future secured indebtedness of the Company (to the extent of the value of the collateral securing such indebtedness). The 2024 Notes are not guaranteed by the Company’s subsidiaries and, as a result, are structurally subordinated to the indebtedness and other obligations of the Company’s subsidiaries. The 2024 Notes are subject to covenants that restrict the Company’s ability to incur indebtedness, make distributions and other restricted payments, grant liens, use the proceeds of asset sales, make investments and engage in affiliate transactions.

Interest due under the 2024 Notes is payable each April 1 and October 1. On April 1, 2016, we elected to defer making an interest payment on the 2024 Notes of approximately $26.0 million due April 1, 2016. The indenture governing the 2024 Notes provides a 30-day grace period for us to make this interest payment. We did not make this interest payment before the end of the grace period, which resulted in an event of default under the indenture governing the 2024 Notes.

Senior Notes due 2018:    On December 12, 2013, the Company issued $450.0 million of 5.75% Senior Notes due 2018 (“2018 Notes”). The 2018 Notes are general, unsecured senior obligations of the Company and mature on December 15, 2018. The 2018 Notes rank equally in right of payment to all existing and future senior indebtedness of the Company and effectively rank junior to all future secured indebtedness of the Company (to the extent of the value of the collateral securing such indebtedness). The 2018 Notes are not guaranteed by the Company’s subsidiaries and, as a result, are structurally subordinated to the indebtedness and other obligations of the Company’s subsidiaries. The 2018 Notes are subject to covenants that restrict the Company’s ability to incur indebtedness, make distributions and other restricted payments, grant liens, use the proceeds of asset sales, make investments and engage in affiliate transactions. Interest due under the 2018 Notes is payable each June 15 and December 15.

The Company’s filing of the chapter 11 petitions described in Note 1 constituted an event of default that accelerated the Company’s obligations under the 2024 Notes and the 2018 Notes. Additionally, other events of default, including cross-defaults resulting from the acceleration of indebtedness outstanding under the Credit Agreement and the Ultra Resources’ Senior Notes, are present due to the failure to make interest payments and other matters. Under the Bankruptcy Code, the creditors under the 2024 Notes and the 2018 Notes are stayed from taking any action against the Debtors as a result of the Company’s bankruptcy filings.

Interest Expense.    No interest expense has been recognized with respect to the 2024 Notes or the 2018 Notes subsequent to the Petition Date.

Other long-term obligations:    These costs primarily relate to the long-term portion of production taxes payable and asset retirement obligations.